Impairment	12 Months Ended
Dec. 31, 2021
Impairment
Impairment

Note 17 – Impairment

   Accounting policies

Assets with indefinite useful lives are annually tested for impairment and whenever there is an impairment indication, whereas assets with finite useful lifetime are assessed for impairment indicators at the end of each reporting period. If such impairment indicators exists, the recoverable amount, determined as the higher amount of the fair value of the asset adjusted for expected costs to sell and the value in use of the asset, is calculated. The value in use is calculated based on the estimated future cash flows, discounted by using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

If the recoverable amount of an asset or its cash-generating unit is lower than the carrying amount, an impairment charge is recognized in respect of the asset. The impairment loss is recognized in the income statement. In addition, for goodwill and other intangible assets with indefinite useful lives, impairment tests are performed at each balance sheet date, regardless of whether there are any indications of impair- ment. For acquisitions, the first impairment test is performed before the end of the year of acquisition.

Key assumptions in the impairment test

The impairment assessment for 2020 identified a need for impairment on the V-Go related Intellectual property of DKK 12.7 million. The impairment loss was primarily related to Management’s decision to allo- cate resources to support future product launches while limiting the investment in the V-Go product.

Management has reassessed for 2021 whether indicators that the impairment loss recognized in 2020 may no longer exist or may have decreased. No such indicators were identified in 2021. Through the assessment of impairment indicators regarding the V-Go intellectual property, Management identified impairment indicators and an impairment test was performed by calculating recoverable amount of the V-Go intellectual property.

The recoverable amount was determined based on a value in use calculation using cash flow and projections for subsequent years up to and including 2030, equivalent to the expected useful life of the intangible asset. The expected future net cash flows are determined based on budgets and business plans approved by Management Board. From 2031 onwards, a perpetual cash flow decreasing by the terminal growth rate of -50% is used. The pre-tax discount rate applied to the cash flow projections was 13%. The analysis showed a need of an impairment of DKK 12.7 million regarding the V-Go Intellectual property. The amount is recognized as sales and marketing expenses in the income statement. Due to the full im- pairment of the V-Go related intellectual property in 2020, no additional sensitivity analysis is performed.